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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): December 10, 1998

                                   TREEV, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                      0-22970                  54-1590649
(State or other jurisdiction of    (Commission File          (I.R.S. Employer
incorporation or organization)          Number)           Identification Number)

500 Huntmar Park Drive, Herndon, Virginia                         20170
(Address of principal executive offices)                       (Zip code)

                                 (703) 478-2260
              (Registrant's telephone number, including area code)


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Item 5.   OTHER EVENTS.

In a press release dated December 10, 1998, TREEV, Inc. announced a one-for-four reverse stock split after approval by its shareholders at a special meeting held on December 9, 1998. A reverse stock split was proposed to shareholders in response to the minimum share price requirements for maintaining listing on the Nasdaq National Market System. The reverse stock split took effect on December 10, 1998. A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.


Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

99     Press Release, dated December 10, 1998, of TREEV, Inc.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, TREEV, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        TREEV, INC.

Date: December 10, 1998                 By: /s/ Jorge R. Forgues
                                            --------------------
                                            Jorge R. Forgues
                                            Senior Vice President of Finance and
                                            Administration, Chief Financial
                                            Officer and Treasurer
                                           (Principal Financial Officer and
                                            Chief Accounting Officer)